                                                                     EXHIBIT h.2



                             [_____________] SHARES



                       AIM SELECT REAL ESTATE INCOME FUND

                          AUCTION RATE PREFERRED SHARES

                             UNDERWRITING AGREEMENT

                                                            [________ ___], 2002

Salomon Smith Barney Inc.
[Others]
As Representatives of the Several Underwriters

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

         The undersigned, AIM Select Real Estate Income Fund, a Delaware business trust (the "Fund"), A I M Advisors, Inc., a Delaware corporation (the "Investment Adviser"), and INVESCO Institutional (N.A.), Inc., a Delaware corporation (the "Subadviser", and together with the Investment Adviser, the "Advisers"), address you as Underwriters and as the representatives (the "Representatives") of each of the other persons, firms and corporations, if any, listed in Schedule I hereto (herein collectively called "Underwriters"). The Fund proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of [__________] shares (the "Shares") of its auction rate preferred shares to the several Underwriters.

         The Fund and the Advisers wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

         The Fund has entered into an Master Investment Advisory Agreement with the Investment Adviser dated May 15, 2002, an exchange traded fund custody agreement with State Street Bank and Trust Company as of May 1, 2002, which agreement is dated May 1, 2000, as amended on June 29, 2001 and April 2, 2002, a shareholder transfer agency agreement with EquiServe Trust Company, N.A. and EquiServe, Inc. dated May 15, 2002, and an auction agency agreement with _______ to be dated _______, 2002, and such agreements are herein referred to as the "Management Agreement", the "Custodian Agreement", the "Transfer Agency Agreement" and the "Auction Agency Agreement", respectively. The Investment Adviser has entered into an investment sub-advisory agreement with the Subadviser dated May 15, 2002, and such agreement is herein referred to as the "Sub-Advisory Agreement". Collectively, the Management Agreement, the Sub-Advisory Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Auction Agency Agreement are herein referred to as the "Fund

Agreements". Collectively, the Management Agreement and the Sub-Advisory Agreement are herein referred to as the "Advisory Agreements". This Underwriting Agreement is referred to herein as the "Agreement".

         1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 under the 1933 Act (File No. 333-____) and the 1940 Act (File No. 811-21048) and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (collectively, the "registration statement"), including a prospectus (including any statement of additional information) relating to the Shares and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) in the form included in the Registration Statement or, if the prospectus (including the statement of additional information) included in the Registration Statement omits information in reliance on Rule 430A and such information is included in a prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) in the form included in the Registration Statement as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus (including the statement of additional information) shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus.

         The Fund has furnished the Representatives with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

         2. Agreements to Sell, Purchase and Compensate. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund and the Advisers herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price per share of $____ per Share (the "purchase price per share"), the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Shares increased as set forth in Section 10 hereof).

         3. Terms of Public Offering . The Fund and the Advisers have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective pursuant to section 10 of this agreement as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery of Shares and Payments Therefor.

                  (a) Delivery to the Underwriters of and payment to the Fund for the Shares and compensation of the Underwriters with respect thereto shall be made at the office of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 9:00 A.M., New York City time, on [_________ ___], 2002 (the "Closing Date"). Payment of the purchase price to the Fund shall be made by wire transfer of immediately available funds to the Fund's custodian account as directed to the Underwriters by the officers of the Fund. The place of closing for the Shares and the Closing Date may be varied by agreement between you and the Fund.

                  (b) Certificates for the Shares shall be registered in such names and in such denominations as you shall request prior to 1:00 P.M., New York City time on the second business day preceding the Closing Date. Such certificates will be made available to you in New York City for inspection and packaging not later than 9:00 A.M., New York City time, on the business day next preceding the Closing Date. The certificates evidencing the Shares to be purchased hereunder shall be delivered to you on the Closing Date through the facilities of The Depository Trust Company, against payment of the purchase price therefor in immediately available funds to the order of the Fund.

         5. Agreements of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, agree with the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497 (c) or (j) of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Shares after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

                  (b) The Fund will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance of any order by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or, if known to the Fund, contemplated initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Advisers, any affiliate of the Fund or the Advisers or any representative or attorney of the Fund or the Advisers of any other material communication adverse to the Fund, the Adviser or you from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing), this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), assets or results of operations of the Fund or any event which should reasonably be expected to have a material adverse effect on the ability of either Adviser to perform its respective obligations under this Agreement and the Advisory Agreements to which it is a party (in either case, other than as a result of changes in market conditions generally or the market for securities of Real Estate Companies (as defined in the Prospectus) generally) or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Fund will furnish to you, without charge, three signed copies of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto (except any post-effective amendment required by Rule 8b-16 of the 1940 Act Rules and Regulations which is filed with the Commission after the later of
         (x) one year from the date of this Agreement and (y) the date on which the distribution of the Shares is completed) and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto (except any post-effective amendment required by Rule 8b-16 of the 1940 Act Rules and Regulations which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Shares is completed), with or without exhibits, as you may reasonably request.

                  (d) The Fund will not (i) file any amendment to the registration statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

                  (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading or if it is necessary to supplement or amend the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they shall reasonably request. In the event that the Prospectus is to be amended or supplemented, the Fund, if required by law in the opinion of counsel to the Underwriters or required by any national securities exchange on which the Common Shares are listed, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement or will otherwise appropriately disseminate the required information.

                  (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (h) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 17 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

                  (i) [Reserved].

                  (j) During the period of three years hereafter, the Fund will furnish to you (i) as soon as available, a copy of each proxy statement, annual and semi-annual report of the Fund mailed to shareholders or filed with the Commission or furnished to the NYSE, other than reports on Form N-SAR and (ii) from time to time such other information concerning the Fund as you may reasonably request.

                  (k) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or
         Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Fund or the Advisers to comply with any material term or fulfill any of the material conditions of this Agreement required to be complied with or fulfilled by them, the Fund and the Advisers, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith, but the Fund and the Advisers shall in no event be liable for any internal cost of the Underwriters or any loss of anticipated profits or speculative, consequential or similar damages for such termination.

                  (l) The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus, as it may be amended from time to time.

                  (m) [Reserved].

                  (n) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund in effect on the date hereof, the Fund will not sell, contract to sell or otherwise dispose of, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or grant any options or warrants to purchase Common Shares, for a period of 180 days after the date of the Prospectus, without the prior written consent of Salomon Smith Barney Inc.

                  (o) Except as stated in this Agreement and in the Prospectus, neither the Fund nor the Advisers have taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares or any other securities issued by the Fund to facilitate the sale or resale of the Common Shares.

                  (p) [Reserved.]

                  (q) The Fund will comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company under the Code.

                  (r) The Fund will use its reasonable best efforts to cause the Shares, prior to the Closing Date, to be assigned a rating of 'Aaa' by Moody's Investors Service, Inc. ("Moody's") and either (i) 'AAA' by Standard & Poor's ("S&P") or (ii) 'AAA' by Fitch IBCA, Inc. ("Fitch", and together with S&P and Moody's, the "Rating Agencies").

         6. Representations and Warranties of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, represent and warrant to each Underwriter that, as of the date hereof or at such other time or times identified below:

                  (a) Each Prepricing Prospectus when filed with the Commission complied in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance on and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you or your counsel expressly for use therein.

                  (b) The Registration Statement, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations, as applicable, and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you or your counsel expressly for use therein.

                  (c) All the Common Shares of the Fund outstanding as of the date hereof have been duly authorized and validly issued, are fully paid and, except as described in the Registration Statement and Section
         2.10 of the Fund's Declaration of Trust, nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and, except as described in the Registration Statement and
         Section 2.10 of the Fund's Declaration of Trust, nonassessable and free of any preemptive or similar rights and the capital stock of the Fund conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

                  (d) The Fund is a business trust duly organized and validly existing in good standing as a business trust under the laws of the State of Delaware, with full business trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material, adverse effect on the condition (financial or other), assets or results of operations of the Fund. The Fund has no subsidiaries.

                  (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund or to which the Fund or any of its properties (excluding portfolio securities) is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (f) The Fund is not in violation of its Declaration of Trust or By-Laws or of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any material decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund or in breach or default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties (excluding portfolio securities) may be bound, except where such violation or default does not have a material adverse effect on the condition (financial or other), assets or operations of the Fund.

                  (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement nor any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund (except an order by the Commission to accelerate the effectiveness of the Registration Statement and/or any amendments or supplements thereto, such as has been obtained prior to the date hereof and such as may be required for compliance with the state securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Regulation Inc. Corporate Financing Department) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust or By-Laws of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties (other than portfolio securities) may be bound or materially violates or will materially violate any material statute, law or regulation or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject.

                  (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (A) there has been no material, adverse change in the condition (financial or other), assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally or the market for securities of Real Estate Companies) of the Fund, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on its Common Shares.

                  (i) The accountants, PricewaterhouseCoopers LLP, who have audited or shall audit the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

                  (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) present fairly the financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are accurately presented.

                  (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

                  (l) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

                  (m) Except as disclosed in or contemplated by the Registration Statement and the Prospectus (and any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent or entered into any transaction, not in the ordinary course of business, that is material to the Fund and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Fund or any material, adverse change or any development involving or which should reasonably be expected to involve a prospective material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund, other than as a result of changes in market conditions generally or the market for securities of Real Estate Companies (as defined in the Prospectus) generally.

                  (n) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute to the public any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus included in Pre-Effective Amendment No. 1 to the Registration Statement and the Prospectus.

                  (o) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto) subject to such qualifications as may be set forth in the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto) and except where the revocation, termination or impairment of the Fund's rights under such permits should not be reasonably expected to have a material adverse effect on the condition (financial or other), assets or operations of the Fund; and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that should reasonably be expected to have a material adverse effect on the condition (financial or other), assets or operations of the Fund.

                  (p) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (q) The Fund has filed all tax returns required to be filed and the Fund is not in material default in the payment of any taxes which were shown as payable on said returns or any assessments with respect thereto.

                  (r) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names (collectively, "Intellectual Property") which it does not own, possess or license, except where the failure to own, possess or license such Intellectual Property should not reasonably be expected to have a material adverse effect on the condition (financial or other), assets or operations of the Fund.

                  (s) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Common Shares in violation of federal securities laws and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund who are not underwriters or dealers participating in the offering of the Shares.

                  (t) The Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

                  (u) All advertising, sales literature or other promotional material (including "prospectus wrappers") intended for public distribution, whether in printed or electronic form, and authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and, if required to be filed with the NASD under the NASD's conduct rules, were so filed; and no such sales material, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No advertising, sales literature or other promotional materials, including "broker kits", "road show slides" and "road show scripts", not intended for public distribution and authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Shares was or is, when read together with the Prospectus, materially false or misleading.

                  (v) Each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules and Regulations").

                  (w) No holder of any security of the Fund has any right to require registration of Common Shares or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                  (x) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940
         Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

         7. Representations and Warranties of the Advisers. Each of the Investment Adviser and the Subadviser, severally as to itself only and not jointly or as to any other party, represent and warrant to each Underwriter that, as of the date hereof or at such other time or times identified below:

                  (a) Such Adviser is a corporation duly organized and validly existing in good standing under the laws of Delaware. Such Adviser has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of such Adviser.

                  (b) Such Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements to which it is a party for the Fund as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

                  (c) Such Adviser has full corporate power and authority under Delaware law to enter into this Agreement and the Advisory Agreements to which it is a party; the execution and delivery of, and the performance by such Adviser of its obligations under, this Agreement and the Advisory Agreements to which it is a party have been duly and validly authorized by such Adviser; and this Agreement and the Advisory Agreements to which it is a party have been duly executed and delivered by such Adviser and, assuming the due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of such Adviser, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles, whether enforcement is considered in a proceeding in equity or at law.

                  (d) Such Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Advisory Agreements to which it is a party.

                  (e) The description of such Adviser and its business, and the statements attributable to such Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

                  (f) There are no legal or governmental proceedings pending or, to the knowledge of such Adviser, threatened against such Adviser that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or reasonably should be expected to have a material, adverse effect on the ability of such Adviser to perform its obligations hereunder or under the Advisory Agreement to which it is a party.

                  (g) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, there has not occurred any event which should reasonably be expected to have a material adverse effect on the ability of such Adviser to perform its obligations under this Agreement and the Advisory Agreement to which it is a party..

                  (h) Such Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus and any amendment or supplement thereto, except to the extent that the failure to so have should not reasonably be expected to have a material adverse effect on the ability of such Adviser to perform its obligations under this Agreement or the Advisory Agreement to which it is a party; such Adviser has fulfilled and performed all its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of such Adviser under any such permit, except where the revocation, termination or impairment of such Adviser's rights under such permits should not reasonably be expected to have a material adverse effect on the ability of such Adviser to perform its obligations under this Agreement or the Advisory Agreement to which it is a party.

                  (i) This Agreement and each of the Management Agreement and the Sub-Advisory Agreement to which such Adviser is a party comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (j) Neither the execution, delivery or performance by such Adviser of this Agreement or the Advisory Agreement to which such Adviser is a party, nor the consummation by such Adviser of the transactions contemplated hereby or thereby (A) requires receipt by the Advisers of any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over such Adviser (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Regulation Inc. Corporate Financing Department) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the articles of incorporation, by-laws or other organizational documents, as applicable, of such Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which such Adviser is a party or by which it or any of its properties may be bound or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of such Adviser is subject, except in any case under clause (A) or (B) as should not reasonably be expected to have a material adverse effect on the ability of such Adviser to perform its obligations under this Agreement and the Advisory Agreement to which it is a party.

                  (k) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), such Adviser has not taken nor will it take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Common Shares in violation of federal securities laws and such Adviser is not aware of any such action taken or to be taken by any affiliates of such Adviser who are not underwriters or dealers participating in the offering of the shares.

                  (l) In the event that the Fund or such Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, such Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

         8. Indemnification and Contribution.

                  (a) The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any sales material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Fund by or on behalf of any Underwriter through you or your counsel expressly for use in connection therewith; provided, however, that the foregoing indemnity with respect to the Registration

         Statement, the Prospectus or any Prepricing Prospectuses (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of shares by such Underwriter to any person, if a copy of the Prospectus, as then amended or supplemented, which would have cured any defect giving rise to such loss, claim, damage, liability or expense was not sent or delivered to such person by or on behalf of such Underwriter, if required by law to be so delivered, at or prior to the confirmation of the sale of such Shares to such person and such Prospectus, amendments and supplements had been provided by the Fund to the Underwriters in requisite quantity and on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Advisers may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Advisers, such Underwriter or such controlling person shall promptly notify the Fund or the Advisers and the Fund or the Advisers shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund or the Advisers have agreed in writing to pay such fees and expenses, (ii) the Fund and the Advisers have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund or the Advisers and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Advisers by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Advisers shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund and the Advisers shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Salomon Smith Barney Inc. and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Advisers shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund or the Advisers, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Advisers agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Advisers, their trustees, their directors, any officers of the Fund who sign the Registration Statement and any person who controls the Fund or the Advisers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Advisers to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you or your counsel expressly for use in the Registration Statement, Prospectus, any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund or the Advisers, any of their trustees, their directors, any such officer or any such controlling person, based on the Registration Statement, the Prospectus, any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund by paragraph (b) above (except that if the Fund or the Advisers shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund and the Advisers, their trustees, their directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund as set forth in the table on the cover page of the Prospectus bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
         Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
         Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I (or such numbers of Shares increased as set forth in Section 10 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, subject, with regard to the Fund, to 1940 Act Release No. 11330. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Advisers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any

         Underwriter, the Fund, the Advisers or their trustees, directors or officers or any person controlling the Fund or the Advisers, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Advisers or their trustees, directors or officers or any person controlling any Underwriter, the Fund or the Advisers shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

                  (h) Nothing in this Section 8 shall be construed to require or permit indemnification by the Fund for any liability of any Underwriter, whether or not there is an adjudication of liability, arising by reason of such Underwriter's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement ("disabling conduct"), where such indemnification would be in contravention of Section 17(i) of the 1940 Act or 1940 Act Release No. 11330. Subject to the foregoing, the Fund shall only indemnify an Underwriter based on: (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the Underwriter was not liable by reason of disabling conduct; or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Underwriter is not liable by reason of disabling conduct, by (i) the vote of a majority of a quorum of the Fund's trustees who are neither "interested persons" of the Fund as defined in
         Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (ii) an independent legal counsel in a written opinion.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase any Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Advisers contained herein on and as of the date hereof, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto), the Closing Date; to the accuracy and completeness of all statements made by the Fund, the Advisers or any of their officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement and to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act Rules and Regulations shall have been timely made; no order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Advisers or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) You shall have received on the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Fund, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) The Fund is a business trust duly organized,
                  validly existing and in good standing under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) and is duly registered and qualified to conduct its business and is in good standing in Delaware and Texas; except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Fund;

                           (ii) The authorized and outstanding shares of
                  beneficial interest of the Fund are as set forth in the Registration Statement and Prospectus (or any amendment or supplement thereto through the date of the opinion); and the description of the authorized shares of beneficial interest of the Fund contained in the Prospectus (or any amendment or supplement thereto through the date of the opinion) under the caption "Description of Shares" conforms in all material respects as to legal matters to the terms thereof contained in the Fund's Declaration of Trust;

                           (iii) All the shares of beneficial interest of the
                  Fund outstanding prior to the issuance of the Shares have been duly authorized and legally issued and are fully paid and nonassessable except that, as described in the Prospectus under "Certain Provisions in the Declaration of Trust," shareholders of the Fund may be held personally liable for its obligations;

                           (iv) The Shares have been duly authorized and, when
                  issued and delivered to the Underwriters against payment therefor in accordance with the Fund's Declaration of Trust, the Registration Statement and the terms hereof, and, if certificated, when such certificates are duly executed, countersigned, registered and delivered upon payment of the agreed-upon consideration will be legally issued, fully paid and nonassessable except that, as described in the Prospectus under "Certain Provisions in the Declaration of Trust," shareholders of the Fund may be held personally liable for its obligations, and are not subject to any preemptive rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Fund;

                           (v) The form of certificates for the Shares is in due
                  and proper form;

                           (vi) The Fund has the power and authority under the
                  Delaware Business Trust Act to enter into this Agreement and the Fund Agreements and to issue, sell and deliver the Shares to the Underwriters as provided herein and this Agreement and each of the Fund Agreements have been duly authorized, executed and delivered by the Fund and assuming due authorization, execution and delivery by, and binding effect on, the other parties thereto, constitute the valid, legal and binding agreements of the Fund, enforceable against the Fund in accordance with their terms, assuming the Agreement and Fund Agreements were governed by Pennsylvania law, except as enforcement of rights to indemnity hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles, whether enforcement is considered in a proceeding in equity or at law;

                           (vii) The Management Agreement and Sub-Advisory
                  Agreement comply in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the 1940 Act Rules and Regulations and the Advisers Act Rules and Regulations and the Custodian Agreement complies as to form in all material respects with all applicable provisions of the 1940 Act and 1940 Act Rules and Regulations;

                           (viii) The Fund is not in violation of its
                  Declaration of Trust or By-Laws or to the knowledge of counsel's attorneys who have worked on this transaction after reasonable inquiry, is not in material default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, which material obligation, agreement or condition is set forth as an exhibit to the Registration Statement (or any amendment thereto through the date of this opinion), except as may be disclosed in the Prospectus (and any amendment or supplement thereto);

                           (ix) No consent, approval, authorization or order of
                  or registration or filing with the Commission, any national securities exchange, any arbitrator, any court or any other governmental body, agency or regulatory, self-regulatory or administrative agency or any official is required on the part of the Fund (except as have been obtained under the 1933 Act and the 1934 Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement, performance of the Fund Agreements or this Agreement by the Fund, the consummation by the Fund of the transactions contemplated thereby or hereby or the adoption of the Fund's Dividend Reinvestment Plan;

                           (x) Neither the offer, sale or delivery of the
                  Shares, the execution, delivery or performance of this Agreement or the Fund Agreements, compliance by the Fund with the provisions hereof or thereof, consummation by the Fund of the transactions contemplated hereby or thereby nor the adoption of the Fund's Dividend Reinvestment Plan violates the Declaration of Trust or By-Laws of the Fund or any material agreement, indenture, lease or other instrument to which the

                  Fund is a party or by which it or any of its properties is bound that is an exhibit to the Registration Statement or described therein, will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund under any such agreement nor, to the knowledge of counsel's attorneys who have worked on this transaction after reasonable inquiry, will any such action result in any material violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such attorneys or counsel after reasonable inquiry, applicable to the Fund or any of its properties (other than the Fund's portfolio securities), except that no opinion is given with respect to any indemnification provisions in this Agreement or the Fund Agreements insofar as they relate to indemnification for liabilities arising under the 1933 Act;

                           (xi) The Registration Statement and all
                  post-effective amendments, if any, have become effective under the 1933 Act and, to the knowledge of counsel's attorneys who have worked on this transaction after reasonable inquiry, no order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any filing of the Prospectus and any amendments or supplements thereto required pursuant to Rule 497 of the 1933 Act Rules and Regulations prior to the date of such opinion have been made in accordance with Rule 497;

                           (xii) The Fund is duly registered with the Commission
                  under the 1940 Act as a closed-end, non-diversified management investment company and all action has been taken by the Fund as required by the 1933 Act and the 1940 Act and the Rules and Regulations in connection with the issuance and sale of the Shares to make the public offering and consummate the sale of the Shares as contemplated by this Agreement;

                           (xiii) The statements in the Registration Statement
                  and Prospectus (and any amendment or supplement to either of them through the date of the opinion) under the caption "Tax Matters" have been reviewed by such counsel and to the extent they describe or summarize tax laws, doctrines or practices of the United States, present a fair and accurate description or summary of the information purported to be shown as of the date of the opinion;

                           (xiv) The statements made under the captions
                  "Management of the Fund", "Description of Shares" and "Certain Provisions of the Declaration of Trust" in the Prospectus (and any amendment or supplement thereto through the date of the opinion) and "Management of the Fund" and "Certain Provisions of the Declaration of Trust and Bylaws" in the statement of additional information incorporated by reference in the Prospectus (and any amendment or supplement thereto through the date of the opinion) insofar as they are descriptions of contracts, agreements or other legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information purported to be shown;

                           (xv) The Registration Statement and the Prospectus
                  (and any amendment or supplement to either of them through the date of the opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations (except that no opinion need be expressed as to the financial statements and the notes thereto and the schedules and other financial and statistical data included therein as to which such counsel need not express any opinion); and

                           (xvi) If the Fund operates as described in the
                  Prospectus, the Fund will qualify as a regulated investment company under the Code.

                  The opinion shall also include the following statements:

                           1) Such counsel shall confirm that it has no
                  knowledge of (a) any actions, suits or other legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, or (b) any agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be.

                           2) Both the Delaware Business Trust Act and the
                  Declaration of Trust provide that shareholders of the Trust shall be entitled to the same limitation on personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware business trust may be held personally liable for that trust's obligations to the extent that the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement also provides for indemnification out of property of a Fund for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined not to be effective.

                  Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                  In rendering such opinion, such counsel may limit such opinion to matters involving the application of the laws of the State of Delaware and the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Fund as to laws of any jurisdiction, including the State of Delaware, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon.

                  (c) You shall have received on the Closing Date an opinion of Carol F. Relihan, Senior Vice President, General Counsel and Secretary of the Investment Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) Based on certificates of the Secretary of State
                  of the State of Delaware, the Investment Adviser is a corporation duly incorporated and validly existing in good standing under the laws of Delaware with all necessary corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and based on certificates of the applicable secretaries of state, the Investment Adviser is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the ability of the Investment Adviser to perform its obligations under this Agreement and the Advisory Agreement to which it is a party;

                           (ii) The Investment Adviser is duly registered with
                  the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting for the Fund under the Management Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

                           (iii) The Investment Adviser has the power and
                  authority to enter into this Agreement, the Management Agreement and the Sub-Advisory Agreement and this Agreement, the Management Agreement and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the Investment Adviser and each of the Management Agreement and the Sub-Advisory Agreement is a valid, legal and binding agreement of the Investment Adviser, enforceable against the Investment Adviser in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Investment Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law;

                           (iv) Neither the execution and delivery by the
                  Investment Adviser of this Agreement, the Management Agreement or the Sub-Advisory Agreement nor the consummation by the Investment Adviser of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the articles of incorporation, by-laws or other organizational documents of the Investment Adviser or any material agreement, indenture, lease or other instrument to which the Investment Adviser is a party that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Investment Adviser, nor will any such action result in any material violation of any law of the State of Texas, the Delaware General Corporation Law, the 1940 Act, the Advisers Act or regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Investment Adviser or any of its properties;

                            (v) The Investment Adviser owns, possesses or has
                  obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for the Investment Adviser to carry on its business as described in the Prospectus (and any amendment or supplement thereto); and

                           (vi) No material consent, approval, authorization or
                  order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of the Investment Adviser for the performance of this Agreement, the Management Agreement or the Sub-Advisory Agreement by the Investment Adviser or for the consummation by the Investment Adviser of the transactions contemplated hereby or thereby.

                  The opinion shall also include the following statement:

                           Such counsel shall confirm that it has no knowledge
                  of any actions, suits or other legal or governmental proceedings pending or threatened against the Investment Adviser, or to which the Investment Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) that are not described as required.

                  Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need provide no such statement with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                  In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of Texas, the Delaware General Corporation Law, the 1940 Act and the Advisers Act and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Investment Adviser as to laws of any jurisdiction other than the United States, Texas and the Delaware General Corporation Law, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon.

                  (d) You shall have received on the Closing Date an opinion of Luis A. Aguilar, General Counsel for the Subadviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) Based on certificates of the Secretary of State
                  of the State of Delaware, the Subadviser is a corporation duly incorporated and validly existing in good standing under the laws of Delaware with all necessary corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and based on certificates of the applicable secretaries of state, the Subadviser is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the ability of the Subadviser to perform its obligations under this Agreement and the Advisory Agreements to which it is a party;

                           (ii) The Subadviser is duly registered with the
                  Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting for the Fund under the Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

                           (iii) The Subadviser has power and authority to enter
                  into this Agreement and the Sub-Advisory Agreement and this Agreement and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the Subadviser and each of this Agreement and the Sub-Advisory Agreement is a valid, legal and binding agreement of the Subadviser, enforceable against the Subadviser in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Subadviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law;

                           (iv) Neither the execution and delivery by the
                  Subadviser of this Agreement or the Sub-Advisory Agreement nor the consummation by the Subadviser of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the articles of incorporation, by-laws or other organizational documents of the Subadviser or any material agreement, indenture, lease or other instrument to which the Subadviser is a party that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Subadviser, nor will any such action result in any violation of any law of the State of Georgia, the Delaware General Corporation Law, the 1940 Act, the Advisers Act or regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Subadviser or any of its properties;

                           (v) The Subadviser owns, possesses or has obtained
                  and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for the Subadviser to carry on its business as described in the Prospectus (and any amendment or supplement thereto); and

                           (vi) No material consent, approval, authorization or
                  order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of the Subadviser for the performance of this Agreement or the Sub-Advisory Agreement by the Subadviser or for the consummation by the Subadviser of the transactions contemplated hereby or thereby.

                  The opinion shall also include the following statement:

                           Such counsel shall confirm that it has no knowledge
                  of any actions, suits or other legal or governmental proceedings pending or threatened against the Subadviser, or to which the Subadviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) that are not described as required.

                  Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has reviewed the contents of the Registration Statement and the Prospectus as they relate to the Subadviser and has discussed such contents with officers and other representatives of the Subadviser who have participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that such contents of the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact regarding the Subadviser or omitted to state a material fact regarding the Subadviser required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact regarding the Subadviser or omitted to state a material fact regarding the Subadviser necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need provide no such statement with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                  In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of Georgia, the Delaware General Corporation Law, the 1940 Act and the Advisers Act and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Subadviser as to laws of any jurisdiction other than the United States, Georgia and the Delaware General Corporation Law, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon.

                  (e) That you shall have received on the Closing Date, an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to such matters as the Underwriters may require and the Fund, the Advisers and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

                  (f) That you shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from PricewaterhouseCoopers LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (g) (i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Advisers or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, any Underwriter, may be pending before or, to the knowledge of the Fund, the Advisers or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the reasonable satisfaction of the Representatives, (ii) there shall not have been any change in the capitalization of the Fund nor any material increase in debt of the Fund (other than in the ordinary course of business) from that set forth in the Registration Statement or Prospectus (and any amendment or supplement thereto) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto); (iii) since the date of the Prospectus, except as may be stated in the Prospectus (and any amendment or supplement thereto), there shall not have been any material, adverse change (other than as a result of changes in market conditions generally or the market for securities of Real Estate Companies generally) in the condition (financial or other), assets or results of operations of the Fund; (iv) the Fund and the Advisers must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and (v) all of the representations and warranties of the Fund and the Advisers contained in this Agreement that are qualified by a materiality standard shall be true and correct and all representations and warranties of the Fund and the Advisers contained in this Agreement that are not so qualified shall be true and correct in all material respects, on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

                  (h) Subsequent to the effective date of this Agreement, there shall not have occurred: (i) any change or any development involving a prospective change in or affecting the condition (financial or other), assets or results of operations of the Fund or the Advisers not contemplated by the Prospectus (and any amendment or supplement thereto), which in your reasonable opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Shares; or (ii) any event or development relating to or involving the Fund, the Advisers or any officer or trustee or director of the Fund or the Advisers which makes any statement of a material fact made in the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act, the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, if amending or supplementing the Prospectus (or any amendment or supplement thereto) to reflect such event or development would, in your reasonable opinion, as Representatives of the several Underwriters, materially, adversely affect the market for the Shares.

                  (i) Neither the Fund nor either of the Advisers shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (j) That you shall have received on the Closing Date a certificate, dated such date, of the president or any vice president and of the controller or treasurer of each of the Fund, the Investment Adviser and the Subadviser to the effect set forth in Sections 9(g), 9(h) and 9(i).

                  (k) The Fund shall have furnished to you a report showing compliance with the asset coverage requirements of the 1940 Act and a Preferred Shares Basic Maintenance Report (as defined in the Amended Bylaws), each dated the Closing Date and in form and substance satisfactory to you.

                  (l) The Fund shall have delivered and the Underwriters shall have received evidence satisfactory to the Underwriters that each series of Preferred Shares is rated 'Aaa' by Moody's and either (i) 'AAA' by S&P or (ii) 'AAA' by Fitch, as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the shares of each series of the Preferred Shares by any Rating Agency.

                  (m) That the Fund and the Advisers shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Fund and the Advisers).

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel acting in good faith.

                  Any certificate or document signed by any officer of the Fund or the Advisers and delivered to you, as Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund or the Advisers, as applicable, to each Underwriter as to the respective statements made therein.

         10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when the Registration Statement or such post-effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you or by you, as Representatives of the several Underwriters, by notifying the Fund.

         If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of the Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate number of Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 11 of the Salomon Smith Barney Master Agreement Among Underwriters, to purchase Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Fund or the Advisers. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect to any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

         Any notice under this Section 10 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Fund or the Advisers, by notice to the Fund or the Advisers, if prior to the Closing Date, (i) trading in securities generally or in the Fund's Common Shares specifically on the NYSE, the American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited or minimum prices shall have been established on any such exchange or market by such exchange or market, the SEC or other governmental agency or self-regulatory organization, (ii) additional material governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities or (iii) any outbreak or material escalation of hostilities, declaration of war by the United States of a national emergency or war, or other international or domestic calamity, crisis or other significant change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Fund or the Advisers by telegram, telecopy or telephone but shall be subsequently confirmed by letter to the Fund.

         12. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction and filing with the Commission (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations) of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them; (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (c) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Shares; (d) the registrations or qualifications of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in
Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (e) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the auction agent;
(f) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Shares; (g) the filing fees and the reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD and incurred with respect to the review of the offering of the Shares by the NASD, and (h) the fees of any Rating Agencies..

         Notwithstanding the foregoing, in the event that the sale of the Shares is not consummated pursuant to Section 2 hereof, the Advisers will pay the costs and expenses of the Fund set forth above in this Section 12 (a) through (h).

         13. Information Furnished by the Underwriters. The statements set forth in the last sentence of the front cover page in the Prospectus, as well as, under the caption "Underwriting" in the Prospectus, the names of the underwriters and numbers of Shares listed opposite such names following the first paragraph, [each sentence of the third paragraph (other than the second sentence) and the seventh paragraph] constitute the only information furnished by or on behalf of the Underwriters through you or your counsel as such information is referred to herein, expressly for use in the Prospectus, including in Sections 6(b) and 8 hereof.

         14. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Investment Adviser, 11 Greenway Plaza, 23rd Floor, Attention Carol. F. Relihan, Esq., General Counsel,
(b) if to the Subadviser, 1360 Peachtree Street, N.E., Atlanta, GA 30309,
Attention: Louis A. Aguilar, or (c) if to you, as Representatives of the Underwriters, at the office of Salomon Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Advisers, their trustees, directors and officers and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" or the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         A copy of the Certificate of Trust of the Fund is on file with the Secretary of State of the State of Delaware. This Agreement has been executed on behalf of the Fund by an officer of the Fund in such capacity and not individually and the obligations of this Agreement are not binding upon such officer, any of the trustees or the shareholders individually but are binding only upon the assets and property of the Fund.

         As provided by applicable law, no shareholder of the Fund shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Fund or any class thereof. Neither the Fund nor the Trustees, nor any officer, employee, or agent of the Fund has any power to bind personally any shareholder or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. The shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit. The obligations of the Fund represented by this Agreement are limited to the Fund and the assets belonging thereto.

         15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement among the Fund and the Advisers and the several Underwriters.


                                              Very truly yours,

                                              AIM SELECT REAL ESTATE INCOME FUND



                                              By: ______________________________
                                                     Title:



                                              A I M ADVISORS, INC.



                                              By: ______________________________
                                                     Title:



                                              INVESCO INSTITUTIONAL (N.A.), INC.



                                              By: ______________________________
                                                     Title:

Confirmed as of the date
first above written on
behalf of themselves and
the other several
Underwriters named in
Schedule I hereto.

By:      SALOMON SMITH BARNEY INC.
         [to come]

AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS

By:      SALOMON SMITH BARNEY INC.



         By: ___________________________________
                Title:   Director

                                 SCHEDULE I


                                                                    NUMBER OF
NAME OF UNDERWRITER                                                  SHARES
-------------------                                                  ------
Salomon Smith Barney Inc...........................................
[to come]


















                                                                     ---------
Total Underwriters ([___]).........................................